UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2008

TRANSCEND SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Glenlake Parkway, Suite 1325, Atlanta, GA 30328

(Address of principal executive offices, including zip code)

(678) 808-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results Of Operations And Financial Condition.

On April 10, 2008, Transcend Services Inc., (the “Company”) announced it will defer previously reported income tax benefits related to stock option exercises for the year ended December 31, 2007. Accordingly, the Company will restate previously reported financial results for the year ended December 31, 2007 to appropriately account for income tax deductions from stock option exercises and to recognize additional income tax deductions relating to warrant exercises that occurred in 2007. The Company intends to file a Form 10-K/A restating its financial statements for this period as soon as practicable to reflect these changes. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or completed Interim Review.

The Company has determined that it should not have recorded a 2007 tax benefit in the 2007 Consolidated Statement of Operations related to stock option exercises, but instead should have delayed recognition until its net operating loss carryforwards are fully utilized. The deduction will result in an increase to stockholders’ equity after our net operating loss carryforwards are fully utilized. In addition, the Company should have recorded the tax impact of warrants exercised during 2007, which results in additional tax deductions. Accordingly, the Company announced on April 10, 2008 that it will restate previously reported financial results for the year ended December 31, 2007 to appropriately account for income tax deductions from stock option exercises and to recognize additional income tax deductions relating to warrant exercises that occurred in 2007. The Company intends to file a Form 10-K/A restating its financial statements for this period as soon as practicable to reflect these changes.

It is anticipated that the restatement will not affect pre-tax operating results or net cash flow from operations for 2007. Due to its improving profitability, the Company previously determined and maintains its previously reported position that it is more likely than not that it will utilize the net operating loss carryforwards in the future. Accordingly, the Company believes that the reversal of the valuation allowance remains appropriate.

On April 8, 2008, the Company’s management, its Audit Committee and its Board of Directors determined that, due to the proposed restatement of the Company’s financial statements for the year ended December 31, 2007, the financial statements for that period contained in its Annual Report on Form 10-K for the year ended December 31, 2007, initially filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2008, (the “Original Filing), as well as the related audit reports of Habif, Arogeti & Wynne, LLP, the Company’s independent registered public accounting firm, with respect to those financial statements, should no longer be relied upon. The Audit Committee has discussed this matter with management and Habif, Arogeti & Wynne, LLP. The Audit Committee and management are currently evaluating the Company’s internal controls over financial reporting in light of the matters described above, to determine the magnitude of the deficiency in the design and/or operating effectiveness of the Company’s internal control over financial reporting. Management will report the results of its evaluation in the Form 10-K/A in a new Management’s Report on Internal Control over Financial Reporting and in a revised Item 9A. It is anticipated that the Form 10-K/A will also include a new Report of Independent Registered Public Accounting Firm on Internal Control over Financial Reporting from Habif, Arogeti & Wynne, LLP, with discussion of the impact of these matters.

Expected Effect on Financial Statements

The Company had previously reported an income tax benefit of $5,264,000 for the year ended December 31, 2007, resulting primarily from the reversal of its deferred tax asset valuation allowance. The anticipated restatement reduces the income tax benefit for the year ended December 31, 2007 by $980,000 to $4,284,000, resulting in a decrease in the Company’s net income for the year ended December 31, 2007 from $11,479,000, as originally reported, to $10,499,000. However, this $980,000 of reduced tax benefit will be recorded as an increase in stockholders’ equity after the net operating loss carryforwards are utilized. Additionally, as a result of recognizing tax deductions associated with the exercise of warrants in 2007, the restatement is expected to increase the amount of net operating loss carryforwards available to offset future taxable income from $13.3 million to $15.8 million.

The anticipated adjustments arise from the Company’s accounting for the impact that two independent groups of occurrences had on the Company’s deferred income tax and tax benefit calculations for 2007. In both instances, the exercise of equity-based awards resulted in tax deductions for the Company. Since the tax deduction related to these equity-based awards exceeded the cumulative cost recognized for the awards, the excess of the realized tax benefit over the previously recognized deferred tax asset is an excess tax benefit. Since the excess tax benefit was due to an increase in our stock price after the grant dates, the excess tax benefit is normally recognized as an increase to additional paid-in capital. However, footnote 82 to paragraph A94 of Statement of Financial Accounting Standards (SFAS) 123(R) states that if the entity has net operating loss carryforwards (as we do), the excess tax benefit is not recognized as a credit to additional paid-in capital until the net operating loss carryforwards have been utilized.

In the first instance, we did not properly account for the exercise of non-qualified stock options and disqualifying dispositions of incentive stock options exercised during 2007. The recording of the excess tax benefit of $980,000 should have been deferred and will be recorded as a reduction in taxes payable and increase to stockholders’ equity after the Company’s net operating loss carryforwards are fully utilized, rather than recorded as a deferred tax asset on the Consolidated Balance Sheet and income tax benefit in the Consolidated Statements of Operations.

In the second instance, we did not take into account tax deductions arising from the exercise of warrants by two third parties during 2007. The recording of the excess tax benefit of $967,000 will be deferred and will be recorded as a reduction in taxes payable and an increase to stockholders’ equity after the net operating loss carryforwards are fully utilized.

The above statements regarding the expected impact of the restatement and the expected timing of our filings constitute forward-looking statements that are based on our current expectations. The final amounts and the detailed presentation of the restatement will be included in our upcoming filings after we have completed our work on the restatement, Habif, Arogeti & Wynne, LLP has completed its review of the investigation and its audit work, and the Audit Committee has completed its final review of the investigation and the restated financial statements. There can be no assurance that this information will not change, possibly materially, before we file the restated financial statements. See “Disclosures About Forward-Looking Statements” below.

Disclosures About Forward-Looking Statements

This report contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Report Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential” and similar expressions also identify forward-looking statements. Forward-looking statements include statements regarding expected materiality or significance, the quantitative effects of the restatement, and any anticipated conclusions of the company, the Audit Committee or management.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, as well as our expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of our disclosure controls and procedures, and our deficiencies in internal control over financial reporting to differ materially from those in the forward-looking statements. These factors include the risk that additional information may arise from the final conclusion of the investigation, the preparation of our restated financial statements or other subsequent events that would require us to make additional adjustments, as well as inherent limitations in internal controls over financial reporting.

For a discussion of a variety of risk factors affecting our business and prospects, see “Item 1A — Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as supplemented by Current Reports on Form 8-K that have been filed since then.

Item 9.01(c). Exhibits.

Exhibit 99.1	Press release of Transcend Services dated April 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transcend Services, Inc.

Date: April 10, 2008	/s/ Lance Cornell
Lance Cornell
Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

Exhibit No.

Exhibit 99.1	Press Release of Transcend Services dated April 10, 2008.